EXHIBIT 25

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

Time Warner Telecom Holdings Inc.1

(Exact name of obligor as specified in its charter)

Delaware	13-3699930
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10475 Park Meadows Drive Littleton, CO	80124
(Address of principal executive offices)	(Zip code)

Second Priority Senior Secured Floating Rate Notes due 2011

9 ¼% Senior Notes due 2014

(Title of the indenture securities)

[1]	See Table 1 for list of additional obligors

Table 1

Address of each of the Guarantors listed below is 10475 Park Meadows Drive, Littleton, CO 80124

Exact Name of Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Time Warner Telecom Inc	Delaware	84-1500624
Time Warner Telecom Holdings II LLC	Delaware	84-1556315
Time Warner Telecom General Partnership	Delaware	06-1363372
Time Warner Telecom of Illinois LLC	Delaware	91-2029436
Time Warner Telecom of Colorado LLC	Delaware	84-1544704
Time Warner Telecom of Minnesota LLC	Delaware	84-1544705
Time Warner Telecom of South Carolina LLC	Delaware	84-1544706
Time Warner Telecom of California, L.P.	Delaware	06-1363377
Time Warner Telecom of Florida, L.P.	Delaware	06-1363374
Time Warner Telecom of Ohio, LLC	Delaware	06-1374299
Time Warner Telecom of Texas, L.P.	Delaware	06-1392228
Time Warner Telecom of Wisconsin, L.P.	Delaware	84-1560870
Time Warner Telecom of North Carolina, L.P.	Delaware	06-1387494
Time Warner Telecom of Idaho LLC	Delaware	84-1560869
Time Warner Telecom of Nevada LLC	Delaware	84-1560861
Time Warner Telecom of New Mexico LLC	Delaware	84-1560860
Time Warner Telecom of Oregon LLC	Delaware	84-1560859
Time Warner Telecom of Utah LLC	Delaware	84-1560856
Time Warner Telecom of Washington LLC	Delaware	84-1560870
TW Telecom L.P.	Delaware	01-0548323

Item 1.	General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.	Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.	Foreign Trustee. Not applicable.

Item 16.	List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

***	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

****	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the form S-4 dated May 25, 2004 of Amkor Technology, Inc. file number 333-115821.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 30th day of June 2004.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ TIMOTHY MOWDY
Timothy Mowdy Assistant Vice President

EXHIBIT 6

June 30, 2004

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ TIMOTHY MOWDY
Timothy Mowdy Assistant Vice President